UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

Bridger Aerospace Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41603	88-3599336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Aviation Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 813-0079

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BAER	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	BAERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 21, 2023, Bridger Aerospace Group Holdings, Inc. (NASDAQ: BAER) (“Bridger”), through its subsidiary Bridger Bighorn, LLC, a Montana limited liability company, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Robert Eisele and Christopher Eisele (the “Sellers”), the owners of Big Horn Airways, Inc. (“Bighorn”), pursuant to which Bridger will acquire 100% of the outstanding equity interests of Bighorn (the “Transaction”). Pursuant to the terms and subject to the conditions of the Purchase Agreement, upon the closing of the Transaction (the “Closing”), Bridger will acquire Bighorn’s fleet of 12 aircraft used for wildfire smoke jumping, as well as special mission transport and delivery for government customers.

The aggregate consideration for the Transaction is $39.25 million, with $14.75 million payable in unregistered shares of Bridger’s common stock, par value $0.0001 per share (“Common Stock”), and the remainder payable in cash, as may be adjusted pursuant to the terms of the Purchase Agreement, including for Bighorn’s cash, indebtedness, and net working capital as of the Closing. The number of shares of Common Stock issuable to the Sellers at Closing will be determined based upon a 60-day volume-weighted average per-share price (VWAP) of Bridger’s Common Stock, consisting of the 30 consecutive trading days ending on the trading day immediately preceding July 21, 2023 and the 30 consecutive trading days beginning on July 21, 2023.

The Common Stock consideration will be subject to transfer restrictions for a three-year period post-Closing, with 1/36th of the total shares of Common Stock issued to the Sellers vesting each month over such three-year period. The Purchase Agreement also provides Sellers with customary resale registration rights with respect to their Common Stock consideration.

Consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions and is expected to occur on or before September 22, 2023; however, if Bridger has not paid the cash consideration by such date, the Closing date will automatically be extended to December 31, 2023. The Purchase Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including by mutual written consent, and will automatically be terminated if the Closing does not occur on or before January 31, 2024.

The Purchase Agreement contains customary representations, warranties, covenants, and post-closing indemnification obligations of the parties thereto. The Sellers have agreed to certain customary non-competition and non-solicitation covenants for a period of five (5) years following the Closing.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the copy of the Purchase Agreement filed as Exhibit 2.1 to this Current Report, which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report is incorporated herein by reference. None of the shares of Common Stock to be issued in connection with the Transaction will be registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time of sale, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Recipients of shares of Common Stock in connection with the Transaction will have customary registration rights with respect to such shares of Common Stock pursuant to the terms and conditions of the Purchase Agreement.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

2.1†	Purchase and Sale Agreement, dated as of July 21, 2023, by and among Bridger Bighorn, LLC, Bridger Aerospace Group Holdings, Inc. (solely for purposes of the limited provisions set forth therein), Robert Eisele and Christopher Eisele

99.1	Press Release issued by Bridger Aerospace Group Holdings, Inc. titled “Bridger Aerospace Enters into Definitive Purchase Agreement with Bighorn Airways,” dated July 24, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

†

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Bridger Aerospace Group Holdings, Inc. agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward-Looking Statements

This current Report on Form 8-K contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions, and estimates. Forward-looking statements contained herein concerning, among other things, the ultimate outcome, benefits and cost savings of the Transaction, the anticipated closing date of the Transaction and future financial performance, involve risks and uncertainties, and are subject to change based on various important factors, including the timing of and any potential delay in consummating the Transaction; the risk that a condition to closing of the Transaction may not be satisfied and the Transaction may not close; the risk that a regulatory approval that may be required for the Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase and sale agreement; the impact of changes in international, national and regional economies and the Bridger’s successful integration of the target business (including achievement of synergies and cost reductions).

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports Bridger files with the SEC, including those in Bridger’s most recent Annual Report on Form 10-K and any updates thereto in Bridger’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Bridger has no obligation to update or revise these forward-looking statements and does not undertake to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGER AEROSPACE GROUP HOLDINGS, INC.

Dated: July 24, 2023

	By:	/s/ James Muchmore
James Muchmore
Chief Legal Officer and Executive Vice President